REAL ESTATE ACQUISITION AGREEMENT

                                 by and between

                            CARR REALTY CORPORATION,

                                  as Purchaser,

                                       and

                               ONE PARKWAY L.L.C.

                              THREE PARKWAY L.L.C.

                               PARKWAY LAND L.L.C.

                                       and

                             PARKWAY CENTER L.L.C.,

                                   as Sellers


                                  April 3, 1996

                        REAL ESTATE ACQUISITION AGREEMENT
                        ---------------------------------


         THIS REAL ESTATE ACQUISITION AGREEMENT (this "Agreement"), is made and entered into as of April 3, 1996 by and between CARR REALTY CORPORATION, a Delaware corporation ("Carr"), on the one hand, and ONE PARKWAY L.L.C. a Delaware limited liability company, THREE PARKWAY L.L.C., a Delaware limited liability company, PARKWAY LAND L.L.C., a Delaware limited liability company, and PARKWAY CENTER L.L.C., a Delaware limited liability company (collectively, the "Sellers"), on the other hand.


                                    RECITALS:
                                    ---------

         A. One Parkway L.L.C. is the owner of the tract of land more particularly described on Exhibit A attached hereto ("Parcel I"), and the improvements located thereon, which are known collectively as Phase I of the "Parkway North Center" office campus (the "Project") located in the Village of Deerfield, Illinois, having a property address of One Parkway North Boulevard, Parkway North Center, Deerfield, Illinois ("Phase I").

         B. Three Parkway L.L.C is the owner of the tract of land more particularly described on Exhibit B attached hereto ("Parcel III"), and the improvements located thereon, which are known collectively as Phase III of the Project, having a property address of Three Parkway North Boulevard, Parkway North Center, Deerfield, Illinois ("Phase III").

         C. Parkway Land L.L.C. is the owner of those certain undeveloped tracts of land in the Project more particularly described on Exhibit C attached hereto (collectively, the "Development Parcels").

         D. Parkway Center L.L.C. is the owner of the tract of land more particularly described on Exhibit D attached hereto, and the improvements located thereon, which has a property address of Five Parkway North Boulevard, Parkway North Center, Deerfield, Illinois (the "Clubhouse Parcel").

         E. Carr desires to purchase and assume, and the Sellers desire to sell and assign, the Property (as hereinafter defined), including, without limitation, all of Sellers' right, title and interest in and to Phase I, Phase III, the Development Parcels and the Clubhouse Parcel.

                             ARTICLE 1: DEFINITIONS
                             ----------------------


         1.1      Definitions.

           In addition to the terms defined elsewhere in this Agreement, the following terms wherever used herein shall have the meanings set forth in this
Article 1:

                 "Affiliate" means, as to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person whether through the ownership of voting securities, by contract, or otherwise.

                 "Annexation Agreement" means the Annexation Agreement, dated February 4, 1985 and amended October 5, 1987, December 3, 1990, October 5, 1992, and September 7, 1993, by and among the Village of Deerfield, Illinois, Deerfield Saunders Joint Venture, and American National Bank and Trust Company of Chicago, as Trustee.

                  "Association" means the Parkway North Owners' Association established under the Declaration.

                 "Benthaus Agreement" means, collectively, that certain Construction Agreement, dated July 15, 1993, by and among American National Bank and Company of Chicago, as Trustee, Deerfield-Saunders Joint Venture and Adoph and Emmi Benthaus, and that certain Covenants, Restrictions and Easement Agreement, dated July 15, 1993, by and among American National Bank and Company of Chicago, as Trustee, Deerfield-Saunders Joint Venture and Adoph and Emmi Benthaus.

                 "Buildings" means the buildings and other structures currently located on all or any part of the Land, including, without limitation, a 5-story building located on Phase I, containing approximately 226,996 square feet of Gross Leasable Area, a 5-story building on Phase III containing approximately 216,973 square feet of Gross Leasable Area, a parking structure on Phase III and a building on the Clubhouse Parcel containing a health club and a day care center operation containing approximately 25,000 square feet of Gross Leasable Area. It is understood that the Sellers make no representations regarding building size, which may be verified by Carr during the Due Diligence Period.

                  "Business Day" means any day of the year other than a Saturday, Sunday or a federal, State of Illinois or Washington, D.C. government holiday.

                  "CMBS Lender" means the CMBS Trustee or the Servicer acting on its behalf.

                  "CMBS Trustee" means State Street Bank and Trust Company, as Trustee under the Pooling and Servicing Agreement.

                  "Common Area" has the meaning ascribed to that term in the Declaration.

                 "Declaration" means that certain Declaration of Protective Covenants and Easements, dated March 6, 1986 and amended December 2, 1987, by American National Bank and Trust Company of Chicago, as Trustee.

                  "Due Diligence Period" has the meaning set forth Paragraph 3.1 hereof.

                 "Existing Title Policies" means the policies of title insurance listed on Exhibit H-1 attached hereto.

                  "Event of Default" has the meaning set forth in Paragraph 12.1 hereof.

                  "Gross Leaseable Area" has the meaning ascribed to it in the Annexation Agreement.

                 "Improvements" means the Buildings and all other improvements located on or affixed to the Land, or any part thereof, and all replacements and additions thereto, including, without limitation, parking areas, parking structures, driveways, roadways, walls, curbing, sidewalks, landscaping, sewer, water, drainage, gas, electric and other utility systems, lighting systems, irrigation systems, telecommunications systems, antennae and other improvements of whatever kind or nature owned by the Sellers and located on the Real Property.

                 "Intangible Property" means all intangible property now or on the Closing Date owned by any or all of the Sellers and used in connection with the Real Property or the Personal Property including, without limitation, all of each Seller's right, title and interest in and to all: licenses, approvals, applications and permits issued or approved by any governmental authority and relating to the use, operation, ownership, occupancy and/or maintenance of the Real Property or the Personal Property; well rights and well permits, water and sewer taps, sanitary or storm sewer capacity or reservations and rights under utility agreements with any applicable governmental or quasi-governmental entities or agencies with respect to the providing of utility services to such Land; Leases and all security deposits held by any Seller under any of the Leases; Service Contracts; utility arrangements; rights under construction, workmanship or materials guaranties; to the extent assignable, and without impairing Sellers' rights thereunder with respect to the period prior to Closing or with respect to other properties, rights under indemnities of third parties relating to events or conditions arising or discovered on or after the Closing Date and relating to the Property; to the extent assignable, and without impairing Sellers' rights thereunder with respect to the period prior to Closing or with respect to other properties, claims against third parties relating to the condition of the Property or events occurring or discovered after the Closing and relating to the Property; the Phase IV Materials, plans; drawings; specifications; surveys; maps; engineering or environmental reports and other technical descriptions; books and records; development rights, rights in the Association (including, without limitation, the Sellers' control of the Association and the Sellers' rights under the Declaration and as a member of the Association to the Real Property in the Common Area); and other intangible rights used in connection with or relating to the Property, including the name and the address of the Project and each of the Buildings and all goodwill or other rights associated therewith.

                 "Joint Venture" means Deerfield-Saunders Joint Venture, an Illinois general partnership, the managing member of each Seller.

                 "KILICO Mortgage" means the mortgage held by Kemper Investors Life Insurance Company ("KILICO"), encumbering the Phase I Parcel, securing the original principal amount of $33,000,000.00, which was subsequently reduced to $3,737,628.00, of which $2,414,340.00 of principal remains outstanding as of the date hereof. Accrued interest of $555,629 will be outstanding as of April 1, 1996

                  "Land" means the land more particularly described on Exhibits A through D attached hereto, inclusive.

                 "Leases" means all leases affecting all or any part of the Improvements, including, without limitation, any leases that may be made by any Seller after the date hereof and before Closing as permitted by this Agreement.

                 "Marriott Lot" means the Marriott hotel property, known as Phase II of the Project and more particularly described on Exhibit P attached hereto, which property is not included in the intended purchase of Property under this Agreement.

                 "Parcel" or "Parcels" means one or more of Parcel I, Parcel III, the Development Parcels and the Clubhouse Parcel, in each case together with the Improvements located thereon.

                 "Person"  means  any  individual,   corporation,   partnership,
         limited liability company, joint venture, business trust, or other entity.

                 "Personal Property" means all tangible property owned by any of the Sellers now or on the Closing Date, and used in conjunction with the operation, maintenance, ownership, use and/or occupancy of the Real Property, including, without limitation all: furniture; fixtures, furnishings not owned by the Property manager; art work; sculptures; paintings; office equipment and supplies not owned by the Property manager; landscaping; plants; and, whether stored on or off the Real Property, tools and supplies, lawn and maintenance equipment not owned by the Property manager, materials and supplies used in the operation of the Real Property, shelving and partitions, and any construction and finish materials and supplies now or on the Closing Date owned by any Seller, intended for use in repairs and replacements to the Property and not incorporated into the Improvements as of the Closing Date.

                 "Phase I Debt" means the loan, in the original principal amount of $29,250,000, from CBA Conduit, Inc, as Lender, to One Parkway, L.L.C., as Borrower, which Loan was assigned by CBA Conduit, Inc. to CBA Mortgage Corp. and was further assigned to the CMBS Trustee, as trustee for the benefit of holders of the Certificates described in the Pooling and Servicing Agreement, which Phase I Debt is not prepayable until November 1, 1998.

                  "Phase I Mortgage" means the Mortgage and Security Agreement dated December 1, 1993, from One Parkway, L.L.C. to CBA Conduit, Inc. encumbering the Phase I Parcel as security for the Phase I Debt.

                 "Phase IV Materials" means all plans, specifications, drawings, reports, models, approval applications and other materials relating to the improvements, including a building of approximately 216,973 square feet of Gross Leasable Area, contemplated on the portion of the Development Parcel immediately west of the Phase III Parcel that were approved by the Village of Deerfield in 1989 but not constructed, the approval for which has lapsed.

                 "Pooling and Servicing Agreement" means that certain Pooling and Servicing Agreement dated as of December 22, 1993, by and among CBA Mortgage Corp., as Depositor, and the Servicer, the Trustee, and State Street Bank and Trust Company of California, N.A. as Co-Trustee.

                  "Property"  means,   collectively,   the  Real  Property,  the
         Personal Property, and the Intangible Property.

                 "Real Property" means (a) the Land, together with all rights, privileges, hereditaments and interests appurtenant thereto, or to any portion thereof, including, without limitation: the easement parcels and other beneficial rights insured on the Existing Title Policies, any and all minerals and mineral rights, water and water rights, wells, development rights, air rights, easements, rights to the use of the Common Area, and any and all rights of Sellers in and to any streets, alleys, passages and other rights of way, (b) all Buildings, (c) all Personal Property that constitutes "fixtures" under applicable State law, and (d) all other Improvements.

                 "Riverwoods Declaration" means that certain Declaration of Covenants and Restrictions, dated February 4, 1985 and amended October 6, 1992 and September 7, 1993, by and among the Village of Riverwoods, American National Bank and Trust Company of Chicago, as Trustee, and Deerfield Saunders Joint Venture.

                 "Seller Event of Default" means any Event of Default arising by reason of a default by any Seller of its obligations hereunder.

                 "Service Contracts" means all management, service, supply, equipment rental, maintenance, and other contracts related to the operation of the Real Property or the Personal Property.

                 "Servicer" means GE Capital Asset Management Corporation, as servicer under the Pooling and Servicing Agreement.

                 "Water Agreement" means, collectively, that certain Amended and Restated Water Agreement, dated February 4, 1985, by and among AMR Realty Venture, Commerce Clearing House, Inc., Deerfield Saunders Joint Venture and Travenol Laboratories, Inc. (collectively, the "Interested Parties") and that certain Water Agreement, dated February 4, 1985, among the Villages of Deerfield and Riverwoods and the Interested Parties.


                    ARTICLE 2: AGREEMENT TO PURCHASE AND SELL
                    -----------------------------------------


         2.1      Agreement.

         (a) Purchase Price. Subject to the terms and conditions of this Agreement, each of the Sellers agrees to sell, grant, assign and convey to Carr, and Carr, directly or through a designee, agrees to accept and assume, the Property for a total purchase price (the "Purchase Price") of $80,000,000. The Purchase Price will be paid in part by the assumption of the obligations of the borrower under the Phase I Debt arising from and after the Closing Date and, if the KILICO Mortgage cannot be prepaid at Closing, by the purchase of the KILICO Mortgage for an amount equal to the outstanding principal amount secured thereby, and all accrued interest thereon, as of the Closing Date, without premium or prepayment penalty. The Purchase Price, net of the principal amount and accrued interest assumed in respect of the Phase I Debt and the KILICO Mortgage, if applicable, will be paid in cash. The Purchase Price shall be delivered at closing to the Joint Venture, on behalf of the Sellers. The Purchase Price shall be applied by the Sellers to retire all debt secured by liens on any of the Property (except the Phase I Debt and, if the same cannot be prepaid, the KILICO Mortgage) and to procure releases for all such liens. Carr shall have no responsibility for seeing to the proper allocation of the Purchase Price among the Sellers, and the Sellers shall have no responsibility for seeing to the proper allocation of the Purchase Price by Carr among the Parcels.

         (b) Assumption of Phase I Debt. Carr shall be solely responsible for satisfying the conditions set forth in the Phase I Mortgage for the assumption by Carr or its designee of the Phase I Debt, including the establishment of any reserves which are required to be maintained, any principal reduction reserve and interest thereon which may be required, any legal opinions that may be required, and the payment of the servicer's attorney's fees and any servicer's fee or charge which may be imposed in connection with the assumption. Any reserves or other amounts paid in connection with the assumption of the Phase I Debt will not reduce or affect the purchase price. All conditions to assumption of the Phase I Debt must be reasonably satisfactory to Carr; provided, however, that Carr specifically acknowledges that, if necessary, it will post in cash the full reserves specified in Section 2.32(b)(vii) of the Phase I Mortgage and any necessary Principal Reduction Amount and interest thereon required by the second grammatical paragraph of Section 2.32(b) of the Phase I Mortgage. It is understood, however, that Carr may wish to post other collateral such as Parcel III in lieu of such reserves. The Sellers agree to cooperate with Carr in Carr's efforts to satisfy the conditions to assumption of the Phase I Debt and to seek alternatives to the cash reserve requirements; provided, however, that such cooperation does not require the Sellers to incur any expense or additional obligations.

         (c) Association. Sellers will cooperate with Carr during the Due Diligence Period to take such actions as may be necessary for Carr to have voting control over the Association that is consistent with the Sellers' existing control, provided, however, that any inability by the Sellers to obtain any necessary third party consents to such actions shall not constitute a failure of any condition to Carr's obligation to proceed to Closing.


         2.2      Deposit of Earnest Money.

           Within two (2) Business Days after full execution of this Agreement by all parties, Carr shall deposit with Chicago Title Insurance Company (the "Title Company"), by delivery of a check or by wire transfer of immediately available or "next day" federal funds, the amount of $800,000 as an earnest money deposit hereunder (such amount, together with any interest earned thereon, is referred to herein as the "Earnest Money"). The Earnest Money may be invested by the Title Company in U.S. government obligations or federally insured certificates of deposit or deposit accounts at the direction of Carr. All such investments shall be made using Carr's taxpayer identification number, and Carr shall be responsible for the payment of any investment fees. The Title Company shall hold the Earnest Money pursuant to a written earnest money escrow agreement (the "Escrow Agreement"), substantially in the form of Exhibit E attached hereto. The parties shall execute such certificates and other written confirmations as the Title Company may reasonably require with regard to the disposition of the Earnest Money in accordance with this Agreement. The Title Company shall be specifically authorized to disburse the Earnest Money to Carr immediately upon receipt of notice from Carr, with a copy to Sellers, on or before April 30, 1996 that this Agreement has been terminated in accordance with the terms of Paragraph 3.1 hereof and without any consent or authorization of any Seller and even despite any objection or potential objection by any Seller, it being agreed that the Title Company shall be entitled to rely solely upon such notice by Carr on or before the expiration of the Due Diligence Period. After April 30, 1996, any disposition of the Earnest Money shall require the joint instructions or order of the parties, consistent with this Agreement. In addition to any other right or remedy of Carr under this Agreement, the Earnest Money and any earnings thereon shall be promptly refunded to Carr upon demand if a Seller Event of Default shall have occurred.


                            ARTICLE 3: DUE DILIGENCE
                            ------------------------


         3.1      Due Diligence Period.

           During the period beginning upon the date of execution of this Agreement through 6:00 p.m. Central Time on April 30, 1996, subject to extension for limited purposes as provided in Paragraphs 3.6 or 3.7 hereof) (the "Due Diligence Period"), Carr shall perform its due diligence review and examination of the Property and all other aspects of the proposed transactions described herein, and shall, before the expiration of the Due Diligence Period, determine in its sole discretion whether it is satisfied in all respects with its review of the information delivered pursuant to Paragraph 3.3, the physical condition of the Property, the condition of title to the Property and its suitability for Carr's intended investment therein. Carr shall have the absolute right to terminate this Agreement and all obligations of Carr hereunder, for any reason or for no reason, subject to the last sentence of Paragraph 3.6 hereof, by giving notice to the Joint Venture, on behalf of the Sellers, and to the Escrow Agent as provided herein at or before the expiration of the Due Diligence Period. If Carr does not timely give such notice, then this Agreement shall not so terminate, and Carr will be deemed to have waived its right to terminate this Agreement except as expressly set forth elsewhere in this Agreement. Upon any such termination of this Agreement, no party hereto shall have any further rights, obligations or liabilities hereunder except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement.


         3.2      Access to Information; Environmental Audits.

           During the Due Diligence Period, and at all times before the Closing Date, each Seller shall provide Carr and its Affiliates, and their respective agents, employees, consultants, and representatives (each a "Carr Representative"), with reasonable access to all files, books, records and other materials relating to the Property and the right to examine, inspect and make copies of any or all of such materials. Each Seller shall also grant or cause to be granted to Carr and each Carr Representative reasonable access to the

Property upon at least 24 hours' prior notice to the Joint Venture for the purpose of conducting surveys, architectural, engineering, geotechnical, and environmental inspections and soil tests (including sampling and invasive testing for the presence of Hazardous Materials performed in connection with any Phase One or Phase Two environmental audits elected to be performed), feasibility studies and any other inspections, studies or tests reasonably required by them; provided, however, that Carr shall provide to the Sellers copies of any work plans for any invasive work to be conducted on the Property at least 24 hours prior to conducting such invasive work. Upon the completion of any such inspection or test, Carr shall restore the Property to its condition prior to such inspection or test. Carr shall indemnify, hold harmless, and defend the Sellers and the Sellers' constituent entities' partners, shareholders, members, officers, directors, employees and agents from any loss, cause of action, claim, lien or costs (including reasonable attorneys' fees and defense costs) arising out of or resulting from Carr's actions under this Paragraph 3.2. Carr's indemnity and restoration obligations under this Paragraph
3.2 shall survive the Closing or a termination of this Agreement, notwithstanding anything to the contrary in this Agreement. Prior to entering the Property, Carr and any contractor acting on its behalf shall provide evidence of liability insurance satisfactory to the Sellers. If this transaction does not close, Carr shall provide the Sellers with copies of all tests performed on the Property by Carr and/or its contractors at no cost to the Sellers. With reasonable advance notice to the Joint Venture, on behalf of the Sellers, Carr may conduct a "walk-through" of tenant spaces, subject to the rights of tenants. Carr shall not inspect the space of tenant(s) of the Property more than one time without the express permission of such tenant(s). The Joint Venture shall be responsible for giving all necessary or appropriate notices to tenants to permit such "walk-throughs." In the course of its investigations, Carr may make such inquiries to third parties as Carr may see fit, including without limitation, inquiries to contractors, property managers, parties to Service Contracts, lenders of debt being purchased or assumed by Carr, tenants and municipal, local and other governmental officials and representatives, and each Seller consents to such inquiries; provided, however, that Carr shall coordinate any such contact with any tenants with the Joint Venture, and a representative of the Sellers shall have the right (if available) to be present for each contact between Carr or any Carr Representative and any tenant. Carr shall not cause the Property to become subject to any liens as a result of Carr's activities, or the activities of any Carr Representative. Seller acknowledges that Carr may also require direct contact with governmental officials, and Seller agrees to cooperate to provide direct access. Carr acknowledges that Seller has advised Carr of the sensitivity of its relationships with local governments (including the Villages of Deerfield and Riverwoods) concerning the Property, which could be jeopardized by premature disclosure of this transaction, and Carr acknowledges that Carr's initial access to governmental officials will need to be coordinated with Seller. If Seller requests, a representative of Seller shall have the right (if available) to be present for the initial meeting or other contact between Carr or any Carr Representative and governmental officials, and Carr shall make reasonable efforts to schedule such initial meetings at times which are satisfactory to Carr and Seller. After such initial contact, Carr may deal with any such governmental official directly.

         3.3      Property Information


         The Sellers shall have provided to Carr, no later than March 29, 1996, true and complete copies of all of the following information by delivering such copies to Carr or its counsel or by providing access to, with the right to copy at, a central location designated by the Joint Venture on behalf of the Sellers:
(i) all Leases or license agreements encumbering any part of the Property, (ii) all Service Contracts, all loan documents relating to any loan that is secured by or affects any portion of the Property and is to be purchased or assumed by Carr pursuant to this Agreement, and all other contractual obligations that are now, or may after the Closing become, binding upon the Property or Carr, (iii) all notices or communications relating to uncured violations by the Sellers or the Property of any law, ordinance, covenant or condition and all agreements relating to the use, occupancy or ability to develop the Real Property or that may affect title to the Property or give rise to any liabilities that may be enforceable against Carr or the Property after the Closing, (iv) all surveys, plans and specifications relating to the Property and in any Seller's possession or control, (v) audited operating statements for the Property for 1993, 1994, and 1995 (vi) annual operating budgets for the Property for 1995 and 1996; (vii) a list of all capital expenditures made in connection with the Property since 1992; (viii) copies of notes, deeds of trust, mortgages and other similar instruments relating to any indebtedness that is not prepayable upon sale of the Property; (ix) copies of all correspondence in the possession of the Sellers with the Illinois State Toll Highway Authority (the "Authority") regarding expansion of the Deerfield section of the Tri-State Tollway and the Authority's request for a donation of a portion of the Common Area east of the Phase I Property to the State of Illinois in connection with such expansion; (x) any studies or reports in the possession of the Sellers relating to (a) the presence (or absence) of toxic materials (including asbestos) at the Property, (b) the condition of the soil underlying the Property, (c) the physical condition of the Property, (d) compliance or non-compliance of the Property with the Americans with Disabilities Act, and (e) the presence or absence on the Property of endangered species, wetlands or other environmentally sensitive areas; (xi) the latest property tax bills and assessment notices from all taxing authorities; and (xii) all existing agreements with or pending applications to any governmental authority with respect to any zoning modification, variance, exception, platting or other matter relating to the zoning, use, development subdivision or platting of the Property. The Sellers also agree to provide to Carr or to make available for copying at Sellers offices any other documents in the possession of the Sellers that Carr shall reasonably request with respect to the economic, physical, environmental and other conditions of the Property, including, without limitation, insurance policies affecting the Property, documentation of any loans secured by the Property, the Sellers' books and records relating to the Property and the use, ownership, development management or financing thereof (but not including information regarding the internal business structuring and allocation of income, gain and loss among the Sellers or their investors), general correspondence files relating to the Property, and any written notices, reports, citations, orders, decisions, correspondence or memoranda from any governmental authority (including, but not limited to, copies of any zoning letters). Each Seller agrees to provide with reasonable promptness the Phase IV Materials and any updated information coming into such Seller's possession or produced by such Seller after the initial delivery of the documents described above and to continue to provide same during the pendency of this Agreement. Nothing contained in this Paragraph 3.3 shall require the Sellers to furnish any information to Carr in a form other than the form in which such Seller customarily prepares or retains that information.


         3.4      Tenant Estoppels

         Each Seller shall endeavor to secure and deliver to Carr, no later than 5 Business Days before the Closing Date, estoppel certificates from tenants under all Leases, substantially in the form of Exhibit F-1 attached hereto (the "Tenant Estoppels"). Carr's obligation to close this transaction is subject to the condition that, as of Closing: (i) (A) Tenant Estoppels for all Leases covering 15,000 square feet or more of leased area in any building and for Leases in the aggregate representing not less than 85% of the leased area of Phase I and Phase III collectively, and (B) estoppel certificates from the applicable Sellers in substantially the form of Exhibit F-2 attached hereto for all Leases that are not covered by Tenant Estoppels, in each case consistent with the Rent Roll attached hereto as Exhibit G (the "Rent Roll") and the representations of Sellers in Paragraph 6.1, shall have been delivered to Carr,
(ii) all of the Leases shall be in full force and effect and no material default or claim by the landlord or tenant thereunder shall have arisen, (iii) no tenant shall have initiated or had initiated against it any insolvency, bankruptcy, receivership or other similar proceeding, and (iv) the Tenant Estoppels shall be current as of a date no earlier than the date that is 30 days before the Closing Date; provided, however, that the conditions set forth in clauses (ii) and (iii) above shall be deemed to have been met, even if leases covering in the aggregate not more than 15,000 square feet of the leased area of Phase I and Phase III, collectively, fail either of such conditions.


         3.5      Service Contracts

         During the Due Diligence Period, the parties will endeavor to agree as to which Service Contracts Carr will assume and which Service Contracts will be terminated by the Sellers at Closing. The Sellers will not be required to terminate any Service Contracts in breach of such Service Contract or otherwise prior to the time termination is permitted under such Service Contract. Carr will assume the obligations arising from and after the Closing Date under those Service Contracts that are not in default as of the Closing Date and which either are not terminable at Closing or which the Sellers and Carr have agreed will not be terminated. The Sellers shall be responsible for terminating, as of a date no later than 30 days after Closing, all Service Contracts which by their terms can be so terminated and that Carr does not specifically agree in writing prior to the end of the Due Diligence Period to assume. All Service Contracts that cannot be terminated as of a date that is no more than 30 days after the Closing Date must be satisfactory to Carr. The Sellers shall terminate at Closing, and the Partnership shall not assume, any property management or leasing agreements affecting all or any portion of the Property. The Sellers shall indemnify and hold Carr harmless from any losses, costs, claims, actions, liabilities or expenses incurred by or asserted against Carr relating to the termination of such contracts. Carr's obligation to close this transaction is subject to the condition that, as of the Closing Date, any Service Contracts to be assigned to Carr which are material to the operation of the Property and cannot be replaced without a material adverse effect on the Property's financial condition shall be in full force and effect, unmodified, and free from default.

         3.6      Delivery of Title Commitment, Survey and UCC Searches

         Carr acknowledges that the Sellers have furnished to it the existing title insurance policies listed on Exhibit H-1 attached hereto, all documents referred to in the existing title policies (other than documents relating to mortgage loans which will be paid off on the Closing Date), and the existing surveys listed on Exhibit H-2 (collectively, the "Existing Title Information"). Within thirty (30) days after the date hereof, the Sellers shall cause to be prepared and delivered to Carr (i) a current, effective commitment or commitments of the Title Company to issue one or more owner's Title Policies (as hereinafter defined), on the American Land Title Association standard form (collectively, the "Title Commitment"), in the aggregate amount of $80,000,000, with Carr or its designee as the proposed insured and accompanied by true, complete, and legible copies of all documents referred to in the Title Commitment; (ii) a current ALTA-ACSM as-built survey or surveys of the Real Property meeting the minimum detail requirements of a "Class A" urban survey and including the items indicated on Table A attached hereto as Exhibit H-3 (collectively the "Survey") including a certification addressed to Carr, in the form attached hereto as Exhibit H-4; and (iii) copies of Uniform Commercial Code financing statement searches in the name of each Seller and the name of the Project issued by a company acceptable to Carr ("UCC Searches"). If the foregoing are not delivered to Carr within such thirty (30) day period, the Due Diligence Period shall be extended on a day-for-day basis for each day beyond the end of such thirty (30) day period until all of the foregoing are delivered; provided, however, that Carr may not terminate this Agreement under Paragraph
3.1 hereof after April 30, 1996 for any reason other than Carr's reasonable dissatisfaction with the state of title reflected thereon or the failure of any other condition precedent to Carr's obligation to consummate the transactions contemplated hereby.


         3.7      Title Review and Cure


         During the Due Diligence Period, Carr shall review title to the Property as disclosed by the Existing Title Information, the Title Commitment, the Survey and the UCC Searches. Carr shall be entitled to object to any matters shown on the (i) Existing Title Information, or (ii) Title Commitment, Survey or the UCC Searches, in its sole discretion (or, after April 30, 1996, in its reasonable discretion) by a written notice of objections delivered to the Joint Venture, on behalf of the Sellers, at or before the expiration of the Due Diligence Period, as the same may be extended pursuant to Paragraph 3.6 hereof. Carr shall deliver to Sellers a non-binding preliminary report regarding the acceptability or unacceptability of matters shown in the Existing Title Information within twenty (20) days after the date hereof. Each Seller will cooperate with Carr in curing any objections Carr may have to title to the Property or other matters relating to the Property; provided, however, that the Sellers shall have no obligation to cure any title objections other than (A) liens and security interests created by, under or through any Seller or (B) liens and security interests created by, under or through any third parties which liens and security interests Sellers shall cause to be released on or before the Closing Date; and provided, further, that (1) Sellers shall not be required to secure a release of the liens securing the Phase I Debt or, if the same cannot be prepaid in full at Closing, the KILICO Mortgage and (2) Sellers shall not be required to expend more than $50,000 in the aggregate to release liens and security interests of the kind referred to in clause (B) above. Each Seller further agrees to remove all exceptions or encumbrances to title that arise or become indexed of record on or after the date of this Agreement that result from the actions or inactions of any Seller and to which Carr reasonably objects. As to any other exceptions or objections raised by Carr, the Sellers shall have 10 Business Days from the receipt of Carr's notice of objections either to have such exceptions or objections removed or, if acceptable to Carr, to provide affirmative title insurance protection for such exceptions satisfactory to Carr, in Carr's sole discretion. If any Seller fails within such 10 Business Day period either to provide for the removal of such exceptions or objections or to obtain affirmative title insurance protection for such exceptions or objections satisfactory to Carr, in Carr's sole discretion, then Carr may elect to terminate this Agreement by delivering written notice to the Joint Venture, on behalf of the Sellers, within 10 Business Days following such period (and the Due Diligence Period shall be extended, as necessary, to be co-terminous with the expiration of the second of such 10 Business Day periods). If the Title Company revises any Title Commitment, or the surveyor revises the Survey, to add or modify exceptions, or to add or modify the conditions to obtaining any Endorsement (as defined in Paragraph 3.8) requested by Carr during the Due Diligence Period, then Carr may terminate this Agreement if provision for their removal or modification prior to Closing reasonably satisfactory to Carr is not made. Carr shall be deemed to have approved any title exception to which Carr did not object, as provided above, or to which Carr objected without terminating this Agreement.


         3.8      Delivery of Title Policy at Closing

         As a condition to Carr's obligation to close, the Title Company shall deliver to Carr at Closing an owner's policy or policies of title insurance on the Standard ALTA Form B-1970 (revised 10-17-70 and 10-17-84) (the "Title Policies"), with extended coverage (i.e., with ALTA General Exceptions 1 through 5 deleted), issued by the Title Company as of the date and time of the recording of the Deed (as defined herein), in the full amount of the Purchase Price, containing the Endorsements (as defined below), and insuring Carr as owner of good, marketable and indefeasible fee simple title to the Real Property, subject only to the Permitted Exceptions (as defined below). "Permitted Exceptions" means exceptions created or suffered by Carr, exceptions approved by Carr pursuant to this Agreement; the liens securing the Phase I Debt; the lien of the KILICO Mortgage (if the same cannot be prepaid at Closing); real estate taxes for 1995 and subsequent years, not yet due and payable; and tenants in possession as tenants only under the Leases without any option to purchase or acquire an interest in the Property. "Endorsements" means, to the extent such endorsements are available under the laws of the state in which the Property is located, the following endorsements: (1) owner's comprehensive; (2) access; (3) survey (accuracy of survey) (4) location (survey legal matches title legal); (5) separate tax lot; (6) legal lot; (7) contiguity; (8) as to Phase I and Phase III, zoning 3.1, with parking (subject to the violations noted in Paragraph 6.3 hereof) and loading docks; and (9) such other endorsements normally available in similar transactions as Carr may reasonably require during the Due Diligence Period based on its review of the Existing Title Information, the Title Commitment, the Survey and the UCC Searches. Carr will pay any additional charge required by the Title Company to issue the Endorsements described in clauses (8) and (9) of the preceding sentence. Each Seller shall execute at Closing an ALTA Extended Coverage Statement in such form as the Title Company shall reasonably require for the issuance of the Title Policy and the Endorsements. The Title Policy may be delivered after the Closing if at the Closing the Title Company issues a currently effective, duly-executed "marked-up" Title Commitment in acceptable form and irrevocably commits in writing to issue the Title Policy in the form of the "marked-up" Title Commitment promptly after the Closing Date.


         3.9      Title and Survey Costs

         The Sellers shall pay for the cost of the Survey, including any revisions necessary to make the Survey conform to the requirements of this Agreement, the premium for the Title Policy, including the premium for extended coverage and the Endorsements (other than the Endorsements for which Carr agrees to pay in Paragraph 3.8 hereof), and the cost of the UCC Searches.


                              ARTICLE 4: OPERATIONS
                              ---------------------


         4.1      Preservation of Business

         From the date of this Agreement until the Closing Date, the Sellers shall cause the Property to be operated only in the ordinary and usual course of business and consistent with their past practices, shall maintain the Property in its condition as of the date hereof, shall preserve the existing relationships of each Seller with suppliers, independent contractors, employees, parties under Service Contracts, and other Persons material to the operation of the Property, shall perform their material obligations under the Leases and all other material agreements affecting the Property, including, without limitation, the Annexation Agreement, the Benthaus Agreement, the Declaration, the Riverwoods Declaration and the Water Agreement, and shall not take or permit any action or omission which would cause any of the representations or warranties of the Sellers contained herein to become inaccurate in any material respect or any of the covenants of the Sellers contained herein to be breached.


         4.2      Maintenance of Insurance

         Each Seller shall continue to carry its existing insurance through the Closing Date.


         4.3      Exclusivity

         Each Seller agrees that during the pendency of this Agreement, such Seller shall not, directly or indirectly, solicit or provide any confidential information to, or participate in any discussions or negotiations with, any Person other than Carr concerning any sale or other similar transaction involving the Property.

         4.4      New Contracts; Water Agreement Termination

         Without Carr's prior written consent in each instance, the Sellers will not enter into or amend, terminate, or grant concessions regarding any contract or agreement that will be an obligation affecting the Property or binding on Carr after the Closing except contracts entered into in the ordinary course of business that are terminable without cause on 30-days' notice or less (and each Seller agrees to terminate any such contracts by the Closing Date if Carr gives the Joint Venture notice 30 days before the Closing Date).

         It is understood that the Property is presently served by Lake Michigan water provided by the Village of Deerfield pursuant to the Water Agreement. The water serving the Property is furnished from a reservoir located off-site at the southeast corner of the Property. The Villages of Deerfield and Riverwoods (the "Villages") have proposed to construct a second water reservoir located off-site on the west side of Saunders Road, which second reservoir will be cross-connected to the existing water system associated with the existing reservoir. It is expected that the second reservoir and "loop" formed by the cross connect between reservoirs will provide additional back-up safety capacity and will obviate the need for the water gallonage use limits presently set forth in the Water Agreement. The Villages have requested that the Property and several other private owners participate in the cost of the water reservoir up to a maximum cost to the Property of $170,000. The Villages have also proposed that the Property and the other private owners who participate in the water system join in an agreement which would terminate the Water Agreement and remove the water gallonage use limits set forth therein. Carr agrees to participate in the proposed cost sharing and agreement modification, subject to Carr's approval, acting reasonably, of any agreement evidencing such modification. The Sellers will not enter into any agreement modifying the Water Agreement without Carr's approval, as aforesaid. The Sellers will keep Carr informed as to the status of the Water Agreement modification. If the Water Agreement modification is not finalized by the Closing, then finalization of the Water Agreement modification and payment of the Property's share of the cost sharing (up to an amount not to exceed $170,000) shall be Carr's responsibility.


         4.5      Leasing Arrangements

         The Sellers will not amend, terminate, grant concessions regarding, or enter into any Lease unless Carr has given its prior written consent thereto, which consent shall not be unreasonably withheld (and such consent shall be assumed if Carr fails to object or otherwise reply within five (5) Business Days of the applicable Seller's notice and delivery to Carr of (i) a true and complete copy of the proposed Lease or amendment, and (ii) such information regarding the tenant, business terms, concession arrangements and other information as Carr may reasonably request.

                                   ARTICLE 5:
                                   ----------


                             [INTENTIONALLY OMITTED]
                             -----------------------


              ARTICLE 6A: REPRESENTATIONS AND WARRANTIES OF SELLERS
              -----------------------------------------------------

         Each Seller represents and warrants to Carr as follows:


         6.1      Leases and Rent Roll

         The documents constituting the Leases that are delivered to Carr pursuant to this Agreement will be true, correct and complete copies of all of the Leases affecting the Property, including all amendments and guarantees related thereto. There are and will be no Leases other than Leases reflected on the Rent Roll or approved by Carr pursuant to Paragraph 4.5 hereof. To the best knowledge of the Sellers, all information set forth in the Rent Roll is true, correct, and complete in all material respects as of its date. Except as set forth in the Rent Roll, there are no leasing or other fees or commissions due, nor will any become due, in connection with any Lease or any renewal or extension or expansion of any Lease, and no understanding or agreement with any party exists which will survive the Closing and become binding on Carr or the Project as to payment of any leasing commissions or fees regarding future leases or as to the procuring of tenants. To such Seller's knowledge, except as disclosed in the Rent Roll, no tenants have asserted, nor are there, any defenses or offsets to rent accruing after the Closing Date and no monetary default or other material breach exists on the part of any tenant. Such Seller has not received any notice of any default or breach on the part of the landlord under any Lease which remains uncured, nor, to the best of such Seller's knowledge, does there exist any such default or breach.

         Except as set forth in the Rent Roll, all of the Sellers' obligations to construct tenant improvements or reimburse the tenants for tenant improvements under the Leases have been paid and performed in full, and all concessions from any Seller, as the landlord under any Lease, have been paid and performed in full. All rental abatements under any Leases with respect to the periods prior to Closing will have been fully applied to rent payments accruing prior to Closing or paid in cash to the applicable tenants. Except as disclosed on the Rent Roll, no tenants under any Leases will be entitled to rent abatements for any periods from and after the Closing. The Rent Roll identifies all renewal and expansion options of the tenants under all Leases. No such tenant has an option to purchase all or any part of the Property (including, without limitation, any rights of first offer, rights of first negotiation, rights of first refusal or similar rights).


         6.2      Service Contracts and Operating Statements

         The list of Service Contracts attached hereto as Exhibit N is true, correct, and complete. Neither any Seller nor, to each Seller's knowledge, any other party is in default in any material respect under any Service Contract. To each Seller's knowledge, the operating and financial statements to be delivered to Carr pursuant to this Agreement will fairly represent the income and expense (operating and capital) incurred in connection with such Seller's ownership, operation, and management of the Property for the periods indicated and will be true, correct, and complete in all material respects. The operating budgets prepared for 1996 fairly reflect each Seller's good faith estimates of real estate taxes, insurance premiums and operating expenses for the Property for 1996. The Sellers are collecting monthly operating expense pass-through amounts from tenants under Leases based on those estimates.


         6.3      No Violations

         To each Seller's knowledge, neither the Property nor any Seller is in violation in any material respect of any of its obligations under the Annexation Agreement, the Benthaus Agreement, the Declaration, the Riverwoods Declaration, the Water Agreement or the articles, bylaws and other operational documents of the Association. The Sellers have disclosed to Carr that the Additional County Dedication and installation of a signal light at Deerfield Road and Parkway North Boulevard remain to be performed under the Annexation Agreement. Each Seller has not received any written notice from any insurance company or underwriter of any defect that would materially adversely affect the insurability of the Property or cause an increase in insurance premiums. Each Seller has not received any written notice of violations or alleged violations of any laws, rules, regulations or codes with respect to the Property which have not been corrected to the satisfaction of the issuer of the notice, except the Sellers have disclosed to the Village of Deerfield that Phase I may have 18 fewer than the required number of parking spaces (the "Phase I Parking Shortage").


         6.4      Environmental

         To each Seller's knowledge, except as disclosed in the reports listed on Exhibit R, (as to which Sellers make no representation or warranty of accuracy) (i) such Seller has not received any written notice pertaining to any violation of Environmental Laws (as defined below) related to the Property or the presence or release of Hazardous Materials (as defined below) on or from the Property, (ii) such Seller has not manufactured, introduced, released or discharged from or onto the Property any Hazardous Materials or any toxic wastes, substances or materials (including, without limitation, asbestos, PCBs or urea formaldehyde insulation), and (iii) such Seller has not used the Property for the generation, treatment, storage, handling or disposal of any Hazardous Materials in violation of any Environmental Laws; provided, however, that the foregoing clauses (i) (as it relates to Hazardous Materials), (ii) and
(iii) are subject to an exception for (a) de minimis uses in operations and maintenance as are customary at office properties similar to the Property, and
(b) Hazardous Materials in test laboratories operated by tenants of the Property. The Sellers make no representation regarding the compliance of any tenant with applicable Environmental Laws, except that the Sellers represent that they have no knowledge of any violation by any tenant of any Environmental Laws. The term "Environmental Laws" includes without limitation the Resource Conservation and Recovery Act and the Comprehensive Environmental Response Compensation and Liability Act and other federal laws governing the environment as in effect on the date of this Agreement together with their implementing regulations and guidelines as of the date of this Agreement, and all state, regional, county, municipal and other local laws, regulations and ordinances that are equivalent or similar to the federal laws recited above or that purport to regulate Hazardous Materials. The term "Hazardous Materials" includes petroleum, including crude oil or any fraction thereof, petroleum byproducts, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas or such synthetic gas), and any substance, material waste, pollutant or contaminant listed or defined as hazardous or toxic under any Environmental Law. Except for claims for breaches of the representations set forth above that are brought within the period prescribed by Paragraph 14.1 hereof, Carr waives the right to assert any private right of action it may have against Sellers or any of their members, partners, officers, directors, employees or Affiliates, in their capacities as such, under any applicable Environmental Law.


         6.5      Disclosure

         To each Seller's knowledge, other than this Agreement, the documents delivered at Closing pursuant hereto, the Permitted Exceptions, the Leases and Service Contracts disclosed pursuant to Paragraph 3.3 hereof, the Water Agreement, the Annexation Agreement, the Benthaus Agreement, the Declaration, the Riverwoods Declaration, conditions, covenants and restrictions that are recorded against the Property, and any other items disclosed to Carr by the Sellers in writing during the Due Diligence Period, there are, and as of the Closing Date there will be, no contracts or agreements of any kind relating to the Property to which any Seller or its agents is a party and which would be binding on Carr or the Property after Closing, including, without limitation, brokerage, management or leasing agreements, except contracts or agreements which are terminable by either party thereto on 30 days' notice or less and which, singly or in the aggregate, would not have a material adverse effect on Carr, on all or any part of the Property, or on the use, occupancy, operation or condition (financial or otherwise) thereof. No consent of any party, including, without limitation, the lender of the Phase I Debt, is necessary as a condition to the valid termination, effective as of the Closing Date, of any Service Contracts, leasing, brokerage or management agreements, or other agreements affecting the Property, except that the Phase I Lender may have the right to approve a change in the party managing the Property.


         6.6      ERISA

         No Seller is, nor is any Seller acting on behalf of, an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, a "plan" within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. ss. 2510.3-101 of any such employee benefit plan or plans.

         6.7      Zoning; Development Rights.

         The Property is zoned in the I-1 Office, Research and Restricted Industrial PUD zoning district in Deerfield, Illinois, which allows for the operation of the Improvements as currently conducted. Except for an application to amend the I-1 designation to allow senior citizen housing and health care facilities as a permitted or special use, the Sellers have no knowledge of any pending or threatened zoning change. In 1989, the Village of Deerfield approved a final site plan for the development of the vacant land west of Three Parkway North with an office building ("Phase IV") comprising approximately 216,973 square feet of Gross Leasable Area. Such Phase IV site plan approval expired by its terms and is not presently in effect. The Sellers have not pledged, assigned or otherwise transferred any of the development rights associated with the Property, except for (i) collateral assignments to mortgage lenders in connection with loans which will be paid in full, assigned and assumed, or purchased in connection with this Agreement, or (ii) the transfer to the Marriott Lot of (a) not more than 171,090 square feet of Gross Leasable Area in development rights (subject to the requirement that not less than 32% of the land area of the Marriott Lot be at all times maintained as landscaped area) and
(b) rights to 50,000 gallons of water allocated to the Project under the Water Agreement. All existing development has received all necessary approvals of the Association.


         6.8      Condemnation.

         Other than a request by the Authority for the donation of an additional
1.3 acres of the Common Area abutting Parcel I, as depicted on Exhibit I attached hereto (the "Toll Road Expansion Parcel"), there are not pending nor, to the Sellers' knowledge have there been threatened, any proceedings for the condemnation or taking of any portion of the Property by any governmental or quasi-governmental authority, by exercise of rights of eminent domain as otherwise (each a "Taking"). The Sellers have provided copies of all material written notices and communications, including any notices alleging any violations of any agreements or undertakings of Sellers, regarding such request by the Authority. The Sellers hereby disclose to Carr that it remains obligated to dedicate a 10-foot strip of land along Saunders Road fronting the Clubhouse Parcel pursuant to the last paragraph of Section 8 of the Annexation Agreement (the "Additional County Dedication").


         6.9      Sellers.

         Each of the Sellers is a Delaware limited liability company, the managing member of which is the Joint Venture, as to a 99% member interest, and the other member of which is K/Parkway Limited Partnership, an Illinois limited partnership, as to a 1% member interest. The signature of the partners of the Joint Venture set forth on the signature pages hereof are sufficient to bind each of the Sellers.

         6.10     Authority, Enforceability, Etc.

         This Agreement has been duly executed and delivered by each of the Sellers and by each of the general partners of the members of each Seller pursuant to authority legally adequate therefor, and each of the Sellers has been and is authorized and empowered by all necessary persons having the power of direction over it to execute and deliver this Agreement and to carry out the transactions contemplated herein and therein. The Agreement is the legal, valid and binding obligation of each of the Sellers, enforceable against each of the Sellers in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).


         6.11     No Litigation.

         There are not pending, and the Sellers have not received any written notice of any threatened, actions, suits, claims, or proceedings in any court or by or before any governmental agency (a) affecting or challenging any Seller's ability to enter into and perform its obligations under this Agreement or (b) related to or arising out of the ownership, management, leasing or operation of the Property which would have a material and adverse effect on the ownership, management, leasing or operation of the Property by Carr, or (c) asserting a right of a tenant under any of the Leases to terminate its lease or to offset or reduce the rent it is obligated to pay under its Lease, and the Sellers have not received written notice of any intention by any governmental authority to take any action by reason of non-compliance with any applicable governmental requirement. The Sellers have informed Carr that Vincent R. Vecchione, a limited partner in ESP Limited Partnership ("ESP"), a general partner of the Joint Venture, has filed a lawsuit (the "Vecchione Action") alleging that Vecchione was not given proper notice and opportunity to exercise certain rights to purchase a partnership interest in ESP. The Sellers agree that the Vecchione Action is not a limitation of the foregoing warranty.


         6.12     Mechanics' Liens.

         Sellers represent and warrant that there are no construction contracts relating to the performance of any tenant improvement or other work at the Property currently being performed by Seller (i.e., not by tenants). Except for the Service Contracts, no contracts exist which were entered into by Seller or, to Seller's knowledge, any tenants, that are or would become binding on Carr or the Property at or subsequent to Closing. All contractors and materialmen who are or were contracted by the Sellers or its authorized agents to furnish labor and/or materials to the Sellers to improve the Property prior to Closing shall be paid by the Sellers on a current basis for all amounts properly payable to them for work performed or services rendered prior to Closing.

         6.13     No Assessments

         Except as shown on the assessment notices (if any) delivered to Carr pursuant to Section 3.3(xi), the Existing Title Policies and the Title Commitments, the Sellers have not received any notice of, and have no knowledge of, any pending or threatened liens, special assessments (except to the extent described in Paragraph 4.4 hereof) or increases in assessed valuations to be made against the Property by any governmental authority.


         6.14     Title to Property

         The Sellers represent and warrant to Carr that, to their knowledge they are, collectively the holders of good and marketable fee simple title to the Land and Improvements and the holders of good title to all of the other
Property, in each case subject to no claims, liens interests, restrictions or other rights not disclosed in the Existing Title Information and the Rent Roll delivered to Carr pursuant to Paragraph 3.3 hereof; provided, however, that the Sellers' liability for any breach of this Section 6.16 shall be limited to such amount as it is able in good faith to recover under its title insurance policies.

         6.15     Limitation.

         The Sellers have not made any representations or warranties to Carr concerning this transaction or the Property other than any representations or warranties expressly set forth in Article 6 of this Agreement; AND THE PROPERTY WILL BE SOLD AND DELIVERED TO CARR IN AN "AS IS" CONDITION, WITHOUT ANY WARRANTY AS TO FITNESS FOR A PARTICULAR USE OR MERCHANTIBILITY, AND WITHOUT ANY OTHER WARRANTY, EXCEPT AS EXPRESSLY PROVIDED HEREIN.

         As used in this Agreement, the phrases "to Sellers' knowledge," "to the best of Sellers' knowledge," "known by Seller" or other phrases of similar import shall mean only matters actually known by Betsy Henschel, Steve Adamczyk, Harlan Stanley or Mike Watts. It is further understood that Carr waives any right of action it may otherwise have against such individuals, but not against the Sellers, should any representations or warranties be incorrect for any reason.


               ARTICLE 6B: REPRESENTATIONS AND WARRANTIES OF CARR
               --------------------------------------------------


         6.16     ERISA

         Carr is not, nor is Carr acting on behalf of, an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, a "plan" within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. ss. 2510.3-101 of any such employee benefit plan or plans.

         6.17     Authority, Enforceability, Etc.

         Carr is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and is qualified to do business in all jurisdictions in which the conduct of its business makes such qualification necessary. This Agreement has been duly executed and delivered by Carr pursuant to authority legally adequate therefor, and Carr has been and is authorized and empowered by all necessary persons having the power of direction over it to execute and deliver this Agreement and to carry out the transactions contemplated herein and therein. The Agreement is the legal, valid and binding obligation of Carr, enforceable against Carr in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).



             ARTICLE 7: CONDITIONS PRECEDENT TO OBLIGATIONS OF CARR
             ------------------------------------------------------

         The obligation of Carr to consummate the Closing is subject to the fulfillment, at or prior to the Closing of each of the following conditions, and failure to satisfy any such condition shall excuse and discharge all obligations of Carr to carry out the provisions of this Agreement and shall entitle Carr to a full return of the Earnest Money, unless such failure is waived in writing by
Carr:


         7.1      Representations and Warranties

         The representations and warranties made by the Sellers in this Agreement shall be true and complete in all material respects when made and on and as of the Closing Date, with the same effect as though such representations and warranties were made on and as of the Closing Date. In the event at any time prior to the Closing any of the Sellers learn or have reason to believe that any of the aforesaid representations and warranties made by the Sellers is no longer true or valid, such party shall promptly notify Carr in writing and therein specify the factors rendering or likely to render such representations or warranties untrue or invalid. The Sellers shall not have liability or obligation by reason of any representation being untrue or invalid when made or becoming untrue or invalid after the date of this Agreement, unless the Sellers knew such representation to be untrue or invalid when made or caused such representation to become untrue or invalid through their fraud or intentional acts; provided, however, that Carr retains the right to terminate this Agreement for the failure of any such representation to be true and, if such representation shall be or become untrue due to the knowing misrepresentation, fraud or intentional acts of any Seller, to be reimbursed by the Sellers for the costs incurred by Carr in performing its due diligence.

         7.2      Legal Proceedings

         No action or proceeding by or before any governmental authority shall have been instituted or threatened (and not subsequently dismissed, settled or otherwise terminated) which is reasonably expected to restrain, prohibit or invalidate the transactions contemplated by this Agreement or to impose liability on Carr or its designee or a lien on the Property not insured over under the Title Policy, other than an action or proceeding instituted or threatened by Carr or any action to acquire the Toll Road Expansion Parcel.


         7.3      No Material Adverse Changes or Developments

         There shall not have been any material adverse change or development in or affecting the condition, financial or otherwise, of the Property or the business affairs of any Seller. Without limiting what may be a material adverse change, a change having a financial impact of greater than a five percent (5%) reduction in net operating income shall be regarded as material adverse change for these purposes.


         7.4      Phase I Debt; Other Debt

         At Closing, Carr shall have obtained the unconditional written consent of the CMBS Lender under the Phase I Debt to the assumption by Carr of such Phase I Debt as set forth in Paragraph 2.1(b) above, together with written confirmation from such CMBS Lender, that no default in payment or, to the knowledge of the CMBS Lender, any other default has occurred and is continuing thereunder and confirming the absence of any amendments to the documents evidencing the Phase I Debt, except amendments disclosed to Carr in writing. All documentation necessary for the assignment and assumption to Carr of the Phase I Debt and, if applicable, the KILICO Mortgage shall have been received by Carr, fully executed and in form and substance reasonably satisfactory to Carr, subject to Paragraph 2.1(b) above.


         7.5      Rent Roll, Leases and Other Agreements.

         Carr shall have received a true and complete update of the Rent Roll, current as of the Closing Date, and identical in all material respects to the Rent Roll attached hereto as Exhibit G, except for matters approved by Carr pursuant to Paragraph 4.5 hereof, and showing no material defaults by the tenant or the landlord under any such Lease. Carr shall have received the estoppels required by Paragraph 3.4 hereof.


         7.6      Personal Property.

         The Sellers shall have delivered to Carr, within ten (10) days after the date of this Agreement, a complete inventory of the Personal Property that is excluded from the sale contemplated hereby. The Personal Property included in the sale shall be in its present order and repair, reasonable wear and tear excepted.

         7.7      Other Conditions

         All other conditions to Carr's obligations set forth in this Agreement shall have been satisfied as of the dates required.

         Carr shall not be required to consummate the purchase of any of the Property unless all of the Sellers are able simultaneously to consummate the sale of all of the Property.


            ARTICLE 8: CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLERS
            ---------------------------------------------------------

         The obligation of each Seller to consummate the Closing is subject to the fulfillment, at or prior to the Closing, of each of the following conditions, and failure to satisfy any such condition shall excuse and discharge all obligations of the Sellers to carry out the provisions of this Agreement unless such failure is waived in writing by the Sellers:


         8.1      Legal Proceedings

         No action or proceeding by or before any governmental authority shall have been instituted or threatened (and not subsequently dismissed, settled or otherwise terminated) which is reasonably expected to restrain, prohibit or invalidate the transactions contemplated by this Agreement, other than an action or proceeding instituted or threatened by any Seller.


         8.2      Phase I Debt

         The consent described in Paragraph 7.4 hereof shall have been obtained.


         8.3      Other Conditions.

         All conditions to the Sellers' obligations set forth in this Agreement shall have been satisfied as of the dates required.


         8.4      No Conflicts

         There is no agreement to which Carr is party or to Carr's knowledge binding on Carr which is in conflict with this Agreement.


         8.5      Representations and Warranties

         The representations and warranties made by the Carr in this Agreement shall be true and complete in all material respects when made and on and as of the Closing Date, with the same effect as though such representations and warranties were made on and as of the Closing Date.

                               ARTICLE 9: CLOSING
                               ------------------


         9.1      Closing

         The consummation of the transactions contemplated herein (the "Closing") shall take place at the law offices of Mayer Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60603, or at such other place to which the parties may agree, on the date which is ten (10) Business Days after the expiration of the Due Diligence Period described in Paragraph 3.1 or such earlier time as Carr may designate upon not less than thirty (30) days' prior written notice to the Sellers (such date being the "Closing Date"); provided, however, that the Closing Date may be extended for an additional period of up to 30 days, at Carr's election, if necessary to obtain the approval of the lender under the Phase I Debt to the assumption by Carr of the Phase I Debts, as contemplated by Paragraphs 2.1 and 7.4 hereof; and provided, further, if such extension is necessary because the lender's approval is sought in connection with an amendment or waiver of the conditions presently contained in the loan documents evidencing the Phase I Debt (including without limitation substituting the Phase III collateral for the case deposits required by Section 2.32 of the Phase I Mortgage), then upon such extension the Earnest Money shall become non-refundable except if the Closing does not occur because of a Seller's breach. If, through no fault of Carr, the Closing shall not have taken place by close of business on July 1, 1996, Carr shall have the right to terminate this Agreement, and the Earnest Money shall thereupon be disbursed as otherwise described herein. If, through no fault of the Sellers, the Closing shall not have taken place by close of business on July 1, 1996, the Sellers shall have the right to terminate this Agreement, and the Earnest Money shall thereupon be disbursed as otherwise described herein. Upon completion of the deliveries hereunder and satisfaction of the other conditions to Closing herein set forth, the parties shall deliver to the Title Company the items described in Paragraph
9.2 and shall direct the Title Company to make such deliveries and disbursements thereof as are consistent with the terms of this Agreement.


         9.2      Deliveries by Sellers

         At the Closing, in addition to any other documents or agreements required under any other provision of this Agreement, each Seller shall make the following deliveries and performance (and the obligation of Carr to consummate the Closing shall be conditioned thereon):

         (a) Deeds. A special warranty deed or deeds (warranting title against claims by, through or under the applicable Seller, but not otherwise) in the form of Exhibit J.

         (b) Personal Property Conveyance. A Bill of Sale and Assignment of Leases and Contracts for each Parcel, and for all Property relating thereto, each in the form of Exhibit K attached hereto (each, an "Assignment"), executed and acknowledged by the applicable Seller, vesting in Carr good title to the property described therein free of any claims, except for Permitted Exceptions, provided, however, that all Intangible Property will be conveyed on a quitclaim basis;

         (c) Payment of Obligations Not Assumed. Payment or provision for the payment, in a manner reasonably satisfactory to Carr, of all obligations of the Sellers that are to be paid by the Sellers pursuant to this Agreement, and which would bind Carr or the Property if not paid, including evidence of such payment to such effect reasonably satisfactory to Carr;

         (d) Releases. Release or satisfaction, or provision for the release or satisfaction, of all liens or encumbrances affecting the Property, other than the Phase I Mortgage, the KILICO Mortgage (if applicable) and other Permitted Exceptions;

         (e) Certificates. A certificate from such Seller confirming that its representations and warranties contained in Paragraph 6 hereof are true and correct as set forth herein as of the Closing Date. Such certificate shall contain an updated list of the Leases and Service Contracts which such Seller shall certify to be true and complete as of Closing;

         (f) Notice to Tenants. A notice to each tenant under each Lease in the form of Exhibit L attached hereto;

         (g) State Law Disclosures. Such disclosures and reports as are required by applicable state and local law in connection with the conveyance of real property;

         (h) FIRPTA. A Foreign Investment in Real Property Tax Act affidavit executed by such Seller. If any Seller fails to provide the necessary affidavit and/or documentation of exemption on the Closing Date, Carr may proceed in accordance with the withholding provisions as provided in such Act;

         (i) Tenant Estoppels and Service Contract Estoppels. Estoppel certificates satisfying the conditions in Paragraph 3.4, dated (or recertified and updated as of a date) not earlier than the date required for such Lease under such Paragraph 3.4, and, for such Service Contracts as Carr may designate prior to April 30, 1996, written acknowledgments from vendors or providers under such Service Contracts which are to be assumed by Carr and that are not terminable by Sellers or Carr in accordance with their terms on 30 days' notice or less, in form satisfactory to Carr, dated as of a date not more than 30 days before Closing;

         (j) [Intentionally omitted]

         (k) Terminations. Terminations, effective as of a date no later than 30 days after the Closing Date, of those Service Contracts which are to be terminated pursuant to Paragraph 3.5, except that any management agreements affecting all or any part of the Property must be terminated as of the Closing Date;

         (l) Lien Waivers. If applicable under local law, a waiver of any lien rights by any company managing the Property for any Seller at the time of closing; and evidence reasonably satisfactory to Carr that no person has a right now or in the future to file any liens against the Property for brokerage commissions or fees in connection with the Leases or the transactions set forth herein except as may be specifically described in the information delivered pursuant to Paragraph 3.3;

         (m) Authority. Evidence of the existence, organization and authority of each Seller and of each entity signing on behalf of the Sellers, as named in the "signature blocks" of each Seller on the signature pages hereto, and of the authority of the Persons executing documents on behalf of each Seller to do so, all reasonably satisfactory to the Title Company and Carr;

         (n) Phase I Debt. The materials described in the first sentence of Paragraph 7.4 hereof;

         (o) Title Policy. The Title Policy or the "marked-up" Title Commitment referred to in the last sentence of Paragraph 3.8 hereof;

         (p) Survey. The final ALTA survey of the Property contemplated by Paragraph 3.6 hereof; and

         (q) Additional Documents. Any additional documents that Carr, the Escrow Agent or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement.

         At Closing, the Sellers shall deliver absolute possession of the Property, subject only to the applicable Permitted Exceptions, and immediately after the Closing, the Sellers shall deliver to the property management office in the Phase I Building: the original Leases and Service Contracts; copies or originals of all books and records of account; contracts; copies of correspondence with tenants and suppliers; receipts for deposits; papers or documents which pertain to the current or future operation of the Property; unpaid bills (for which Carr shall receive a credit against the Purchase Price); all advertising materials, booklets, keys and other items, if any, used in the operation of the Property (provided that Carr shall not distribute any advertising materials, booklets or other items identifying or bearing any trademark or logo of Sellers or their property manager without taking actions to mask, omit or otherwise delete such identification, trademark or logo); and, if in any Seller's possession or control, the original "as-built" plans and specifications and all other available plans and specifications relating to the Property. Each Seller shall cooperate with Carr after Closing to provide to Carr any such information stored electronically, in a manner consistent with such Seller's obligations under any software licenses or such Seller's rights in any proprietary software programs.


         9.3      Deliveries by Carr

         At  the  Closing,   Carr  shall  make  the  following   deliveries  and
performance (and the obligation of the Sellers to consummate the Closing shall be conditioned thereon):

         (a) Phase I Debt. Execution of the documents reasonably required by the lender of the Phase I Debt to evidence Carr's assumption thereof;

         (b) Personal Property Conveyance. The Assignments, executed by Carr;

         (c) State Law Disclosures. Such disclosures and reports as are required of a purchaser by applicable state and local law in connection with the conveyance of real property; and

         (d) Authority. Evidence of the existence, organization and authority of Carr or its designee and of the authority of the persons executing documents on behalf of Carr or its designee reasonably satisfactory to the Title Company and the Sellers;

         (e) Assumption of Agreements: The assumption by Carr of all of the obligations of the Joint Venture, Trustee and Developer under the Benthaus Agreement and all obligations of Sellers under the Annexation Agreement and Water Agreement, in each case, arising from and after the Closing Date; and

         (f) Additional Documents. Any additional documents that the Sellers, the Escrow Agent or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement.


         9.4      Closing Statements/Escrow Fees

         The Sellers and Carr each shall deposit with the Title Company executed closing statements consistent with this Agreement in the form required by the Title Company. The Title Company's escrow fee and any cancellation fee shall be divided equally between and paid by the Sellers and Carr.


         9.5      Sales, Transfer, and Documentary Taxes

         The Sellers shall pay all sales, gross receipts, compensating, stamp, excise, documentary, transfer, deed or similar taxes and fees imposed in connection with this transaction under applicable state or local law.


        ARTICLE 10: PRORATIONS AND ADJUSTMENTS/BUSINESS/MANAGEMENT
        -----------------------------------------------------------
                                     REVIEW
                                     ------


         10.1     Prorations

         Before Closing, the Sellers shall provide to Carr such information and verification as may be reasonably necessary to support the prorations and adjustments under this Article 10. The items in subparagraphs (a) through (d) of this Paragraph 10.1, and other customary items of income and expense, except as expressly provided below, shall be prorated as of the close of the day immediately preceding the Closing Date, the Closing Date being a day of income and expense to Carr:

         (a) Collected Rent. Carr shall receive a credit for any rent and other income (and any applicable state or local tax on rent) under Leases collected by any Seller before Closing and applicable to any period of time on or after the Closing Date. Uncollected rent and other income shall not be prorated. If Carr collects delinquent rent after Closing, Carr shall apply such rent to the obligations currently owing Carr for its period of ownership and to costs of collection, remitting the balance, if any, to the Sellers. Carr shall bill and attempt to collect such delinquent rent in the ordinary course of business, but shall not be obligated to engage a collection agency or take legal action to collect any delinquencies. Carr shall have no liability to any Seller for its failure or inability to collect such delinquent rent, and Seller shall have the right to seek collection of any delinquent rents for any period before the Closing. Any rental abatement accruing for any period under any Lease, including, without limitation, the Clintec Lease, shall be the responsibility of the party in ownership of the Property during the applicable portion of such period. The Sellers are currently engaged in a dispute with the Lake County Assessor (the "Assessor") regarding 1991-1992 real estate taxes. If any amount is owing to the Assessor upon resolution of such dispute, such amount shall be paid by the Sellers. Carr shall receive at Closing affirmative title insurance against any tax liens on the Property that may arise out of such dispute. If the Sellers are required to pay additional tax to the Assessor upon resolution of such dispute, Carr agrees that such amount shall be treated as delinquent rent under the Leases that existed during the years for which such taxes are due, which the Sellers may seek to recover from the Tenants under such Leases; provided, however, that the Sellers shall have no right to terminate any Lease for non-payment of delinquent rent. Carr will cooperate with the Sellers, at the Sellers' cost, in the Sellers' efforts to collect such delinquent rent; provided, however, that the Sellers shall take no actions that might reasonably be expected to delay or impair Carr's ability to collect current rent from tenants under any Leases or otherwise impair Carr's relationship with such tenants. The Sellers agree to indemnify Carr from and against any liability, claim, loss, cost or expense incurred by Carr in seeking collection of sums respecting such real estate taxes.

         (b) Operating Expense Pass-throughs. The Sellers, as landlords under the Leases, are currently collecting from tenants under the Leases additional rent to cover taxes, insurance, utilities, maintenance and other operating costs and expenses (collectively, "Operating Expense Pass-throughs") incurred in connection with the ownership, operation, use, maintenance and management of the Property. At Closing, Carr shall receive a credit equal to the amount of all accounts payable relating to the Property as of the Closing Date and shall be responsible for the payment thereof.

         (c) Service Contracts. The Sellers or Carr, as the case may be, shall receive a credit for regular charges under the Service Contracts assumed by Carr pursuant to this Agreement to the extent paid and applicable to Carr's period of ownership or payable and applicable to any Seller's period of ownership.

         (d) Utilities. The Sellers shall cause the meters, if any, for utilities to be read on the day on which the Closing Date occurs and to pay the bills rendered on the basis of such readings, except for utilities paid directly by tenants. If any such meter reading for any utility is not available, then adjustment therefor shall be made on the basis of the most recently issued bills therefor which are based on meter readings no earlier than 30 days before the Closing Date, and such adjustment shall be reprorated when the next utility bills are received.

         (e) Obligations Not Subject to Proration. Carr agrees that it will be responsible for the payment of, and except as set forth below there will be no proration at closing in respect of, (i) all 1995 (payable in 1996) and 1996 (payable in 1997) real estate taxes applicable to the Property (subject to a credit for any amounts thereof received by Sellers from tenants under Leases attributable to the period after May 30, 1996), and (ii) a contribution not to exceed $170,000 in the aggregate to the Villages of Riverwoods and Deerfield for improvements to the public water system serving the Project and other properties, described in Paragraph 4.4 hereof. If any Seller pays any part of either of such items prior to Closing, then the amount so paid shall be credited to such Seller at Closing. Any refunds of taxes for 1994 (payable in 1995) or prior years shall be the property of the Sellers. It is understood that Fujisawa and Clintec pay taxes under their Leases as tax bills are rendered, and that any 1995 (payable in 1996) payments made by them (i) after Closing will be Carr's property to apply as required by the applicable Lease, and (ii) before Closing will be credited to Carr.


         10.2     Tenant Reconciliations and Post-Closing Adjustments

         No later than April 30, 1997, Carr shall prepare and present to the Sellers a calculation of the re-proration of Operating Expense Pass-throughs, taxes (only to the extent of the over-collection or under-collection of taxes by Sellers from tenants; provided however, that adjustments for incorrect estimates of such taxes will not exceed 10% (plus or minus) of the Sellers reasonable estimate used in collecting such taxes from tenants) and other items under the Leases, based upon the actual amount of such items charged to or received by the parties for calendar year 1996. The parties shall make the appropriate adjusting payment between them within 30 days after presentment to the Sellers of Carr's calculation based on that portion of the year during which the Sellers owned the Property. The Sellers may inspect Carr's books and records related to the Property to confirm the calculations made pursuant to this Paragraph 10.2. Either party shall be entitled to post-Closing reconciliations and adjustments for any incorrect proration or adjustment. Except as otherwise expressly provided herein, all post-Closing reconciliations and adjustments between the parties shall be paid in cash on demand.


         10.3     Obligations Not Assumed

         No expense, liability or obligation related to the ownership or operation of the Property and allocable to any period before the Closing shall be charged to or paid or assumed by Carr, other than those obligations for which a proration is given or any obligations otherwise expressly assumed by Carr under this Agreement or in writing.


         10.4     Leasing Commissions

         It is understood that there are no leasing commissions which are due or will become due for any of the Leases in effect as of the date of this Agreement, except that a commission would be payable to Cushman & Wakefield ("C&W") if C&W is retained by Alliant Foodservice ("Alliant") as its authorized leasing agent or broker in connection with an extension or expansion of its existing lease. Alliant is currently negotiating a renewal of its lease. Sellers understand that Alliant is currently using Grubb & Ellis as its authorized leasing agent, not C&W. Seller shall remain liable for any leasing commissions claimed under contracts with Seller relating to all Leases in effect as of the date of this Agreement other than (1) the Alliant renewal, which shall be the obligation of Carr if Alliant retains C&W as its leasing agent, and (2) any matters disclosed on Exhibit O attached hereto. If any Leases are entered into after the date of this Agreement and prior to the Closing pursuant to Paragraph
4.5 above (an "Agreement Period Lease"), Carr shall assume and be liable to pay all leasing commissions which may be earned in connection with such Agreement Period Leases (as long as such Leases are entered into in a manner consistent with Paragraph 4.5). Carr acknowledges that LaSalle Partners Asset Management would earn a commission as set forth on Exhibit O in such event as leasing agent for the Property. In addition, if after the date of this Agreement but prior to the Closing a tenant agrees to a letter of intent or termsheet or other similar document indicating major business terms (which may be a nonbinding expression of intent) for a Lease at the Property, and if Carr enters into a Lease with such tenant within 120 days after the Closing, then, in addition to any other commissions which may be owing in connection with such Lease, Carr will pay LaSalle Partners Asset Management a commission as set forth on Exhibit O.


         10.5     Tenant Deposits

         All tenant security deposits (and interest thereon if required by law or contract to be earned thereon) shall be transferred or credited to Carr at Closing. As of the Closing, Carr shall assume the Sellers' obligations related to tenant security deposits, but only to the extent they are properly credited and transferred to Carr.


         10.6     Tenant Improvements and Allowances

Carr shall be responsible for completing only those tenant improvements, including any punchlist items, which the landlord is obligated to complete under the Leases after Closing that are disclosed on the Rent Roll and for which any existing applicable construction and architecture contracts have been specifically assigned to Carr at the Closing. The Rent Roll discloses which Leases have unperformed tenant improvements. At Closing, Sellers shall provide to Carr (i) the Title Policies, which shall be free of any exception for possible liens relating to work performed at the Property prior to Closing, whether filed before or after the Closing, and (ii) acknowledgements from the respective construction companies that are parties to construction contracts with any Seller relating to the performance of any ongoing work consenting to the assignment of such contracts to Carr and certifying that such contracts are unmodified and in full force and effect, that no change orders or other modifications have been executed in connection therewith (other than change orders (i) approved by Carr, or (ii) which relate solely to work which a tenant is obligated to perform, or (iii) which would not increase the aggregate contract price by more than 5% and that true and correct copies of such contracts and any such modifications are attached to such certificates.


         10.7     Wages

         Carr shall not be liable for any wages, fringe benefits, payroll taxes, unemployment insurance contributions, accrued vacation pay, accrued pay for unused sick leave, accrued severance pay or other compensation accruing prior to Closing for employees of the Property. Carr agrees that, for a period of three
(3) years after the Closing (or termination of this Agreement without a Closing) Carr shall not hire any of employees of LaSalle Partners Assets Management presently or formerly employed at the Property at or above the grade of Assistant Manager unless they shall first have been employed by another property management company for a period of at least 30 days.

         10.8     Deposits

         The Sellers shall receive a credit for the amount of deposits, if any, with lenders (including the Phase I lender) or utility companies that are transferable and that are assigned to Carr at the Closing. The Sellers shall also receive a credit for prepaid insurance premiums paid on environmental insurance policies insuring Phase I and attributable to the period from and after the Closing Date. Carr agrees that the Sellers may request to be added as additional insureds on such environmental insurance policies, provided that Carr shall incur no cost in connection thereof and that the addition of Sellers as additional insureds shall not impair Carr's rights thereunder.


         10.9     Sales Commissions

         The Sellers and Carr represent and warrant each to the other that they have not dealt with any real estate broker, sales person or finder in connection with this transaction other than LaSalle Partners Limited ("Broker"). If this transaction is closed, the Sellers shall pay Broker in accordance with their separate agreement. Broker is not authorized to make any agreement or representation on behalf of either party. Except as expressly set forth above, in the event of any claim for broker's or finder's fees or commissions in connection with the negotiation, execution or consummation of this Agreement or the transactions contemplated hereby, each party shall indemnify and hold harmless the other party from and against any such claim based upon any statement, representation or agreement, or alleged statement, representation or agreement, of the indemnifying party.


                ARTICLE 11: RISK OF LOSS; DAMAGE OR CONDEMNATION
                ------------------------------------------------

         11.1     Risk of Loss.

         Until the Closing, subject to Paragraphs 11.2 and 11.3 hereof, the Sellers assume all risk of loss and liabilities for damage or casualty to all or any part of the Property or damage or injury to any Person or other property arising out of any fire, storm, accident, or other casualty, occurrence, event, or condition on or relating to the Property.


         11.2     Damage

         The Sellers shall promptly give Carr written notice of any damage to the Property, describing such damage, whether such damage is covered by insurance, and the estimated cost of repairing such damage. If such damage is not material, (1) the applicable Seller shall, to the extent possible, begin repairs prior to the Closing out of any insurance proceeds received by such Seller for such damage, pursuant to contracts that are assignable to Carr, (2) Carr shall receive all insurance proceeds not applied to the repair of any such Property prior to the Closing (including rent loss insurance applicable to any period from and after the Closing Date) due to such Seller for the damage, (3) any uninsured damage as reasonably estimated by a third-party adjustor, or deductible, as reasonably estimated by a third-party adjustor, shall be credited to Carr at Closing, and (4) Carr shall assume the responsibility for the repair after the Closing. If such damage is material, Carr may elect by notice to the Sellers given within 10 Business Days after Carr is notified of such damage (and the Closing shall be extended, if necessary, to give Carr such 10 Business Day period to respond to such notice)
(a) to proceed in the same manner as in the case of damage that is not material or (b) to terminate this Agreement, in which event the Earnest Money shall be immediately returned to Carr. Damage as to any one or multiple occurrences shall be deemed to be material if the cost of repairing the damage (and the cost of rent abatement after Closing resulting from the damage) exceeds $500,000 or if the damage entitles tenants whose Leases cover, in the aggregate, in excess of 10,000 rentable square feet to terminate their Leases.


         11.3     Condemnation

         The Sellers shall promptly give Carr written notice of any proceedings in eminent domain or for any form of Taking that are contemplated, threatened or instituted by any body having the power of eminent domain with respect to the Property by notice to the Sellers, given within 10 Business Days after Carr receives such notice from Sellers, Carr may elect (and if necessary the Closing Date shall be extended to give Carr the full 10 Business Day period to make such election) (a) to terminate this Agreement or (b) to proceed under this Agreement, in which event the applicable Seller shall, at the Closing, assign to Carr its entire right, title and interest in and to any condemnation award. Unless and until the Closing shall have occurred or this Agreement shall have been terminated, the applicable Seller and Carr shall jointly negotiate and otherwise deal with the condemning authority in respect of such matter. After the Closing, Carr shall have the sole right to negotiate and otherwise deal with the condemning authority. If this Agreement is terminated, the applicable Seller shall have the sole right to negotiate and otherwise deal with the condemning authority. Notwithstanding anything herein to the contrary, Carr shall not have any right to terminate this Agreement by reason of (i) the condemnation of the Toll Road Expansion Parcel or (ii) the Additional County Dedication. Sellers at the Closing will assign to Carr on a quit claim basis (as Intangible Property) any and all claims or rights of action they may have against the Illinois Toll Highway Authority respecting the Sellers' 1994 donation of approximately 1.2317 acres from the Common Area east of the Phase I Parcel, provided that any recovery on any such claims or right of action shall remain the sole property of the Sellers.


                     ARTICLE 12: EVENT OF DEFAULT; REMEDIES
                     --------------------------------------


         12.1     Events of Default

         It shall be an "Event of Default" hereunder if any party (a) shall default in its obligation to close the transactions contemplated by this Agreement, and such default continues for seven (7) days after notice of such default is furnished by the party asserting such default to the defaulting party or (b) shall make any knowing misrepresentation or make any fraudulent representation or warranty.

         12.2     Seller Default

         Carr shall have all rights and remedies to which it may be entitled at law or in equity (including the remedy of specific performance) if any Seller Event of Default occurs Notwithstanding the foregoing, Carr may seek and recover money damages only for a Seller Event of Default that was committed intentionally and in bad faith, and in no event shall the Sellers be liable for any indirect, consequential or punitive damages.


         12.3     Carr Default; Liquidated Damages

         The Sellers' sole remedy if Carr defaults in its obligation to close the transaction contemplated by this Agreement is to terminate this Agreement and to retain the Earnest Money as liquidated damages, the Sellers each hereby waiving all other rights or remedies in the event of such default by Carr. The parties acknowledge that the Sellers' actual damages for an Event of Default by Carr under this Agreement will be difficult to ascertain, and that such liquidated damages represent the parties' best estimate of such damages.


                           ARTICLE 13: INDEMNIFICATION
                           ---------------------------


         13.1     Sellers' Indemnity

         Subject to Paragraph 13.5 below, the Sellers hereby jointly and severally agree to indemnify, defend and hold Carr harmless of, from and against any liability, claim, demand, loss, cost, expense or damage (collectively, "loss") suffered by Carr (1) arising from any act or omission of any Seller, or its agents, employees or contractors, occurring during the Sellers' period of ownership before the Closing or (2) arising from any breach or inaccuracy of the Sellers' representations and warranties in Article 6 (subject to the limitations contained in Paragraphs 6.15 and 14.1 hereof). As to claims asserted in respect of matters addressed in clause (1) above, Carr agrees that Sellers' liability shall be limited to any proceeds that it may recover under the policy of insurance referred to in Paragraph 13.6. The Joint Venture agrees to maintain reserves on behalf of the Sellers of not less than $100,000, until the date that is one year after the Closing, to provide for the satisfaction of the Sellers' indemnity obligations under clause (2) above and its financial obligations under
Section 10 hereof.


         13.2     Carr's Indemnity

         Carr agrees to indemnify, defend and hold the Sellers harmless of, from and against any loss suffered by the Sellers (1) arising from any act or omission of Carr, as its agents, employees or contractors, occurring during Carr's period of ownership after the Closing, (2) arising as a result of any entry or inspection of the Property pursuant to Paragraph 3.2 hereof, (3) arising from any breach by Carr of any obligation related to the Property which by this Agreement, or any closing delivery, specifically becomes the obligation of Carr or (4) costs or expenses or other liabilities or obligations incurred by Sellers, and disclosed to Carr on a timely basis as such costs, expenses, liabilities or other obligations are incurred, in connection with claims under clause (1) of Paragraph 13.1, to the extent such costs, expenses, liabilities or other obligations are not covered by Sellers' insurance policy and do not arise out of the Sellers' fraud, bad faith or intentional misconduct.


         13.3     Environmental Excluded

         The   indemnities   set  forth  in  this   Article   13  do  not  cover
indemnification relating to environmental conditions or claims.


         13.4     Procedure

         The following  provisions  govern all actions for indemnity  under this
Article 13. Promptly after receipt by an indemnitee of notice of any claim, such indemnitee will, if a claim in respect thereof is to be made against an indemnitor (or, as contemplated by Paragraph 13.6, against the indemnitor's insurer, if the indemnitor is a Seller), deliver to the indemnitor written notice thereof and the indemnitor shall have the right to participate in and, if the indemnitor agrees in writing that it will be responsible for any costs, expenses, judgments, damages, and losses incurred by the indemnitee with respect to such claim, to assume the defense thereof, with counsel mutually satisfactory to the parties; provided, however, that an indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnitor, if the indemnitee reasonably believes that representation of such indemnitee by the counsel retained by the indemnitor would be inappropriate due to actual or potential differing interests between such indemnitee and any other party represented by such counsel in such proceeding. The failure of indemnitee to deliver written notice to the indemnitor within a reasonable time after indemnitee receives notice of any such claim shall relieve such indemnitor of any liability to the indemnitee under this indemnity only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnitor will not relieve it of any liability that it may have to any indemnitee other than under this indemnity. If an indemnitee settles a claim without the prior written consent of the indemnitor, then the indemnitor shall be released from liability with respect to such claim unless the indemnitor has unreasonably withheld such consent.


         13.5     Limitation of Liability

                  Carr shall not assert  claims  under  clause (1) of  Paragraph
13.1 hereof directly against Sellers by subrogation or otherwise, except as may be necessary to make a claim under the policy of insurance described in the next sentence. Sellers agree to maintain their existing comprehensive liability insurance, including an appropriate contractual liability endorsement thereto, in effect for a period of not less than one (1) year after the Closing. If Carr shall assert a claim under said clause (1) it shall have the right, to the extent permitted by law and the terms of such insurance, to file a claim directly with the applicable Seller's insurance and to file such claims, suits, complaints, actions or other documents or proceedings against Seller as shall be necessary to prosecute such claim against such insurer.

                            ARTICLE 14: MISCELLANEOUS
                            -------------------------


         14.1     Survival

         The representations and warranties contained in this Agreement and the provisions of this Agreement that contemplate performance after the Closing shall survive the Closing and shall not be deemed to be merged into or waived by the instruments of such Closing, provided, however, that (i) if Carr desires to make a claim based upon a failure of any representation or warranty to be true, it must give the Sellers notice of such claim within twelve (12) months following the Closing (failing which such claim shall be deemed waived), (ii) Carr may not make a claim for breach of a representation or warranty unless the aggregate damages claimed by Carr by reason of the breach of representations and warranties (including, without limitation, the present value, discounted at 8.0%, of any damages expected to be incurred on a periodic basis) exceeds $25,000.00 in the aggregate, and (iii) Carr may not make a claim for breach of a representation or warranty if prior to the Closing, Carr obtained actual knowledge of the existence and extent of such breach and failed to assert such claim prior to the Closing.


         14.2     Expenses

         Except as otherwise expressly provided herein, each party hereto shall pay its own expenses incident to this Agreement and the transactions contemplated hereunder, including all legal and accounting fees and disbursements. If any litigation arises between the parties by reason of this transaction, the prevailing party in such litigation shall be entitled to recover its reasonable legal fees and expenses in connection with such litigation from the non-prevailing party.


         14.3     Additional Actions and Documents

         Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file, or cause to be executed, delivered and filed, such further documents, releases, assignments and other instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement, including, without limitation the transfer and assignment to Carr of, and the full vestment in Carr of title to, all of the Property.


         14.4     Entire Agreement; Amendment

         This Agreement, including the Exhibits and other documents referred to herein or furnished pursuant hereto, constitute the entire agreement among the parties hereto with respect to the transactions contemplated herein and supersede all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein; provided, however, that nothing in this Paragraph 14.4 shall have any effect on any other agreements between the parties entered into contemporaneously herewith or subsequent hereto. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed and delivered by the party against whom enforcement of the amendment, modification, or discharge is sought.


         14.5     Notices

         All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, sent by overnight courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by facsimile, telegram, or telecopy, addressed as follows:


                  (i)      If to Sellers:

                           c/o Deerfield Saunders Joint Venture
                           200 Randolph Street
                           Chicago, Illinois 60601
                           Attn: Harlan F. Stanley
                           Fax: (312) 782-4339

                           With a copy to:

                           Mayer, Brown & Platt
                           190 South LaSalle Street
                           Chicago, Illinois 60603
                           Attn: Ivan P. Kane
                           Fax:  (312) 701-7711

                           With a copy to:

                           Kemper National Insurance Company
                           One Kemper Drive
                           Legal B-6
                           Long Grove, Illinois 60099
                           Attn: Dale Raczkowski
                           Fax: (847) 320-4202

                  (ii)     If to Carr:

                           Carr Realty Corporation
                           1700 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20006
                           Attn:  Joseph A. Wallace
                           Fax:  (202) 638-0102

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication which shall be hand delivered, sent, mailed, faxed, or telecopied in the manner described above, or which shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the confirmation receipt (with respect to a facsimile), or the answerback (with respect to a telecopy or telex) being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.


         14.6     Waivers

         No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other documents furnished in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.


         14.7     Counterparts

         This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


         14.8     Governing Law

         This Agreement, the rights and obligations of the parties hereto, and any claim or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Illinois.


         14.9     Assignment

         No party hereto shall assign its rights and/or obligations under this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other parties hereto; provided, however, that Carr may assign its rights and/or obligations under this Agreement to any subsidiary or other Affiliate or any other person or entity in connection with a merger, consolidation, sale or contribution of all or substantially all of its assets, or other similar corporate transaction (each of whom shall have all of the rights inuring to the benefit of "Carr" hereunder), and any party hereto may designate any of its Affiliates (to the extent permitted by law) to receive directly the consideration proposed to be received by such party pursuant hereto; provided, further, that no assignment pursuant to the preceding clause shall release the assigning party from its respective liabilities and obligations hereunder.

         14.10    No Third Party Beneficiaries

         This Agreement is solely for the benefit of the parties hereto, and no provision of this Agreement shall be deemed to confer any third party benefit.


         14.11    Confidentiality

         Carr and the Sellers each agree to keep the terms of this Agreement confidential. If the Closing does not occur on the Closing Date as provided in Paragraph 9.1, Carr shall return to the Sellers all documents obtained from the Sellers regarding the Property.


         14.12    Severability

         If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.


         14.13    Information and Audit Cooperation

         At Carr's request and upon reasonable notice to Sellers, at any time before the Closing or within a period of 120 days after the Closing, the Sellers shall provide to Carr's designated independent auditor access to the books and records of the Property and all related information regarding the period for which Carr or its affiliates is required to have the Property audited under the regulations of the Securities and Exchange Commission, and a representation letter regarding such books and records in substantially the form of Exhibit M attached hereto in connection with the normal course of auditing the Property in accordance with generally accepted auditing standards.


         14.14    Waiver of Jury Trial

         TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


         14.15    Construction

         The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments thereto.

         14.16    Calculation of Time Periods

         Unless otherwise specified, in computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday.

                  IN WITNESS WHEREOF, the parties have caused this Real Estate Acquisition Agreement to be duly executed on their behalf as of the date first above written.

                  SELLERS:

                  ONE PARKWAY L.L.C., a Delaware
                  limited liability company

                  By:  DEERFIELD-SAUNDERS JOINT VENTURE,
                       an Illinois general partnership, a member

                       By:     DIVERSE REAL ESTATE HOLDINGS LIMITED
                               PARTNERSHIP, formerly known as LP EQUITY
                               ASSOCIATES LIMITED, General Partner

                               By:   Lakewood Equities Incorporated, an
                                     Illinois corporation, General Partner

                                     By: /s/ Jeffrey Olian
                                         --------------------------------------
                                     Its:    Vice President
                                         --------------------------------------

                       By:     TRAVENOL REALTY CORPORATION,
                               General Partner

                               By:   /s/ Robert Pease
                                   --------------------------------------------
                               Its:       Vice President
                                   --------------------------------------------

                       By:     KEMPER REALTY CORPORATION,
                               General Partner

                               By:   /s/ D.M. Steirer
                                   --------------------------------------------
                               Its:      Vice President
                                   --------------------------------------------

                               By:   /s/ J. K. Conway
                                   --------------------------------------------
                               Its:      Secretary
                                   --------------------------------------------

                       By:     ESP LIMITED PARTNERSHIP, General Partner

                               By:   K/PARKWAY LIMITED PARTNERSHIP,
                                     General Partner

                                     By:   FKLA Realty Corporation, an Illinois
                                           corporation

                                                     By: /s/ William E. Murray
                                                         ----------------------
                                                     Its:   Asst. Secretary
                                                         ----------------------

                                                     By: /s/ Beth Schlies
                                                         ----------------------
                                                     Its:   Authorized Signatory
                                                         ----------------------

                                    By:    K/PARKWAY LIMITED
                                           PARTNERSHIP, General Partner

                                           By:  FKLA Realty Corporation,
                                                an Illinois corporation

                                                By:  /s/ William E. Murray
                                                    ---------------------------
                                                Its:     Asst. Secretary
                                                    ---------------------------

                                                By:  /s/ Beth Schlies
                                                    ---------------------------
                                                Its:  Authorized Signatory
                                                    ---------------------------

                           And by: K/PARKWAY LIMITED PARTNERSHIP, a member

                                    By:    FKLA Realty Corporation, an Illinois
                                           corporation

                                           By:  /s/ William E. Murray
                                               --------------------------------
                                           Its:     Asst. Secretary
                                               --------------------------------

                                           By:  /s/ Beth Schlies
                                               --------------------------------
                                           Its:     Authorized Signatory
                                               --------------------------------

                 THREE PARKWAY L.L.C., a Delaware
                 limited liability company

                 By: DEERFIELD-SAUNDERS JOINT VENTURE, an Illinois general partnership, a member

                      By:  DIVERSE REAL ESTATE HOLDINGS LIMITED,
                           LIMITED PARTNERSHIP, formerly known as LP
                           EQUITY ASSOCIATES, General Partner

                           By: Lakewood Equities Incorporated, an Illinois corporation, General Partner

                                    By: /s/ Jeffrey Olian
                                        ---------------------------------------
                                    Its:    Vice President
                                        ---------------------------------------

                      By:  TRAVENOL REALTY CORPORATION,
                           General Partner

                           By:  /s/ Robert Pease
                               ------------------------------------------------
                           Its:     Vice President
                               ------------------------------------------------

                      By:  KEMPER REALTY CORPORATION,
                           General Partner

                           By:  /s/ D. M. Steirer
                               ------------------------------------------------
                           Its:     Vice President
                               ------------------------------------------------

                           By:  /s/ J. K. Conway
                               ------------------------------------------------
                           Its:     Secretary
                               ------------------------------------------------

                      By:  ESP LIMITED PARTNERSHIP, General Partner

                           By:      K/PARKWAY LIMITED
                                    PARTNERSHIP, General Partner

                                    By:      FKLA Realty Corporation,
                                             an Illinois corporation

                                             By: /s/ William Murray
                                                 ------------------------------
                                             Its:    Asst. Secretary
                                                 ------------------------------

                                             By: /s/ Beth Schlies
                                                 ------------------------------
                                             Its:    Authorized  Signatory
                                                 ------------------------------

                             By:     K/PARKWAY LIMITED
                                     PARTNERSHIP, General Partner

                                     By:      FKLA Realty Corporation,
                                              an Illinois corporation

                                              By: /s/ William Murray
                                                  -----------------------------
                                              Its:    Asst. Secretary
                                                  -----------------------------

                                                       By: /s/ Beth Schlies
                                                           --------------------
                                                       Its: Authorized Secretary
                                                           --------------------

                    And by: K/PARKWAY LIMITED PARTNERSHIP, a member

                             By:     FKLA Realty Corporation, an Illinois
                                     corporation

                                     By:  /s/ William Murray
                                          -------------------------------------
                                     Its:     Asst. Secretary
                                          -------------------------------------

                                              By:  /s/ Beth Schlies
                                                  -----------------------------
                                              Its:     Authorized Signatory
                                                  -----------------------------

               PARKWAY LAND L.L.C., a Delaware limited liability
                company

               By:   DEERFIELD-SAUNDERS JOINT VENTURE,
                     an Illinois general partnership, a member

                     By:  DIVERSE REAL ESTATE  HOLDINGS LIMITED
                          PARTNERSHIP, formerly known as LP EQUITY
                          ASSOCIATES LIMITED, General Partner

                          By: Lakewood Equities Incorporated, an Illinois corporation, General Partner

                                   By:  /s/ Jeffrey Olian
                                       ----------------------------------------
                                   Its:     Vice President
                                       ----------------------------------------

                     By:  TRAVENOL REALTY CORPORATION,
                          General Partner

                          By:  /s/ Robert Pease
                              -------------------------------------------------
                          Its:      Vice President
                              -------------------------------------------------

                     By:  KEMPER REALTY CORPORATION,
                          General Partner

                          By:  /s/ D. M. Steirer
                              -------------------------------------------------
                          Its:     Vice President
                              -------------------------------------------------

                          By:  /s/ J. K. Conway
                              -------------------------------------------------
                          Its:     Secretary
                              -------------------------------------------------

                     By:  ESP LIMITED PARTNERSHIP, General Partner

                          By:      K/PARKWAY LIMITED
                                   PARTNERSHIP, General Partner

                                   By:      FKLA Realty Corporation,
                                            an Illinois corporation

                                            By: /s/ William Murray
                                                -------------------------------
                                            Its:    Asst. Secretary
                                                -------------------------------

                                            By: /s/ Beth Schlies
                                                -------------------------------
                                            Its:    Authorized Signatory
                                                -------------------------------

                          By:   K/PARKWAY LIMITED PARTNERSHIP, General
                                Partner

                                By:      FKLA Realty Corporation,
                                         an Illinois corporation

                                         By:  /s/ William Murray
                                             ----------------------------------
                                         Its:     Asst. Secretary
                                             ----------------------------------

                                         By:  /s/ Beth Schlies
                                             ----------------------------------
                                         Its:     Authorized Signatory
                                             ----------------------------------

                      And by:   K/PARKWAY LIMITED PARTNERSHIP, a member

                          By:   FKLA Realty Corporation, an Illinois corporation

                                By:  /s/ William Murray
                                    -------------------------------------------
                                Its:     Asst. Secretary
                                    -------------------------------------------

                                By:  /s/ Beth Schlies
                                    -------------------------------------------
                                Its:     Authorized Signatory
                                    -------------------------------------------

                PARKWAY CENTER L.L.C., a Delaware limited liability company

                By: DEERFIELD-SAUNDERS JOINT VENTURE, an Illinois general partnership, a member

                      By:  DIVERSE REAL ESTATE HOLDINGS LIMITED
                           PARTNERSHIP, formerly known as LP EQUITY
                           ASSOCIATES LIMITED, General Partner

                           By: Lakewood Equities Incorporated, an Illinois corporation, General Partner

                                    By:  /s/ Jeffrey Olian
                                        ---------------------------------------
                                    Its:     Vice President
                                        ---------------------------------------

                      By:  TRAVENOL REALTY CORPORATION, General
                           Partner

                           By:  /s/ Robert Pease
                               ------------------------------------------------
                           Its:     Vice President
                               ------------------------------------------------

                      By:  KEMPER REALTY CORPORATION, General
                           Partner

                           By:  /s/ D. M. Steirer
                               ------------------------------------------------
                           Its:     Vice President
                               ------------------------------------------------

                           By:  /s/ J. K. Conway
                               ------------------------------------------------
                           Its:     Secretary
                               ------------------------------------------------

                      By:  ESP LIMITED PARTNERSHIP, General Partner

                           By:      K/PARKWAY LIMITED PARTNERSHIP,
                                    General Partner

                                    By:    FKLA Realty Corporation, an Illinois
                                           corporation

                                           By:  /s/ William Murray
                                               --------------------------------
                                           Its:     Asst. Secretary
                                               --------------------------------

                                           By:  /s/ Beth Schlies
                                               --------------------------------
                                           Its:     Authorized Signatory
                                               --------------------------------

                          By:     K/PARKWAY LIMITED PARTNERSHIP, General
                                  Partner

                                  By: FKLA Realty Corporation, an Illinois corporation

                                           By:  /s/ William Murray
                                               --------------------------------
                                           Its:     Asst. Secretary
                                               --------------------------------

                                           By: /s/ Beth Schlies
                                               --------------------------------
                                           Its:    Authorized Signatory
                                               --------------------------------

                 And by: K/PARKWAY LIMITED PARTNERSHIP, a member

                          By:   FKLA Realty Corporation, an Illinois corporation

                                By:  /s/ William Murray
                                    -------------------------------------------
                                Its:     Asst. Secretary
                                    -------------------------------------------

                                By:  /s/ Beth Schlies
                                    -------------------------------------------
                                Its:     Authorized Signatory
                                    -------------------------------------------


                 CARR:

                 CARR REALTY CORPORATION, a Delaware corporation


                 By:  /s/ Thomas A. Carr
                    -----------------------------------------------------------
                 Name:    Thomas A. Carr
                      ---------------------------------------------------------
                 Title:   President
                       --------------------------------------------------------